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                                                                    EXHIBIT 99.5

        DESCRIPTION OF AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
                 AND AMENDED AND RESTATED BYLAWS OF THE COMPANY.

      CERTIFICATE OF INCORPORATION

      Our amended and restated certificate of incorporation will provide for our two classes of common stock and will also contain the provisions governing the voting rights of our Class B common stock, the conversion of our Class B common stock into, and the exchange of membership units in Calamos Holdings LLC not owned by us for, shares of our Class A common stock. For a description of these provisions, see " -- Our Board of Directors" and "Description of Capital Stock." In addition, our amended and restated certificate of incorporation will authorize our board of directors to, without further stockholder approval, issue shares of preferred stock from time to time with such rights as they may determine.

      Pursuant to our amended and restated certificate of incorporation, our board of directors will consist of five directors, two of which will be elected by the holder of our Class B common stock, which we refer to as the "Class B directors," and the remaining directors will be elected by all of our stockholders voting together as a single class. Any vacancy on our board of directors resulting from death, resignation, disqualification, removal or other causes with respect to any director (other than a Class B director), and any newly created directorships resulting from any increase in the number of directors (other than Class B directors), may be filled only by the affirmative vote of a majority of the remaining directors, subject to the approval of the Class B directors. Any vacancy on our board of directors resulting from the death, resignation, disqualification, removal or other causes with respect to a Class B director may be filled only by the affirmative vote of the remaining Class B directors then in office or by the sole remaining Class B director. In the absence of a sole remaining Class B director, such vacancies may be filled only by a majority vote of the holders of the Class B common stock, voting separately as a class. Any director (other than a Class B director) may be removed from office for cause at any time by the affirmative vote of the holders of record of outstanding shares representing at least a majority of the voting power of the common stock and any preferred stock, voting together as a single class. Any Class B director may be removed from office at any time, with or without cause, by the affirmative vote of the holders of record of outstanding shares of Class B common stock representing at least a majority of the voting power of the Class B common stock, voting separately as a class.

      Overview of Corporate Opportunity and Conflict of Interest Policies

      In order to address certain potential conflicts of interest between us and John P. Calamos, Nick P. Calamos and John P. Calamos, Jr., members of their immediate family and affiliates, John P. Calamos, Nick P. Calamos and John P. Calamos, Jr. have agreed to limitations on their activities in the investment management business. See "Management -- Governance Documents -- Non-Competition Agreements." In addition, our amended and restated certificate of incorporation will contain provisions concerning the conduct of certain of our affairs as the case may involve John P. Calamos, Nick P. Calamos or John P. Calamos, Jr., members of their immediate families and affiliates, and our powers, rights, duties and liabilities and those of our officers, directors and stockholders in connection therewith.

      For purposes of these provisions:

      "Calamos Person" means (1) Calamos Family Partners, Inc., (2) each of John
P. Calamos, Nick P. Calamos and John P. Calamos, Jr., (3) any member of the immediate families of John P. Calamos, Nick P. Calamos and John P. Calamos, Jr. who is at the time one of our officers or directors, (4) each of The John P. Calamos 1985 Trust dated August 21, 1985, The John P. Calamos Annuity Trust dated June 21, 1998 and The John P. Calamos Annuity Trust II dated November 1, 1998, and (5) any Person in which one or a group of the persons qualifying as a Calamos Person pursuant to clauses (1), (2), (3) or (4) above beneficially own a controlling interest in the outstanding voting securities or comparable interests.

      "CAM Group" means us, Calamos Holdings LLC and our respective subsidiaries.

      "Corporate Opportunities" means, with respect to opportunities potentially allocable to the CAM Group, business opportunities that (1) the CAM Group is financially able to undertake, (2) are, from their nature, in the line or lines of business of a member of the CAM Group and are of practical advantage to a member of the CAM Group, and (3) are ones in which a member of the CAM Group has an interest or a reasonable expectancy; provided,

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however, that "Corporate Opportunities" do not include transactions in which a member of the CAM Group or a Calamos Person is permitted to participate pursuant to any agreement between a member of the CAM Group and such Calamos Person that is entered into with the affirmative vote of a majority of the independent directors on our board of directors or any committee of the board, even if the independent members of our board of directors are less than a quorum, and do not include passive investments.

      Corporate Opportunity Policy

      If a Calamos Person acquires knowledge of a potential transaction or a matter which is a Corporate Opportunity, such Calamos Person will have a duty to communicate that Corporate Opportunity to us in which case the Corporate Opportunity will belong to the CAM Group.

      In the event that a director or officer of the CAM Group (other than a Calamos Person) who is also a director or officer of an entity which is at the time a Calamos Person acquires knowledge of a potential transaction or matter which may be a Corporate Opportunity for both a Calamos Person and the CAM Group, such Corporate Opportunity will belong to the CAM Group, unless the Corporate Opportunity is expressly offered to that person primarily in his or her capacity as a director or officer of such entity which is at the time a Calamos Person, in which case the Corporate Opportunity will belong to such Calamos Person to the same extent as if the Corporate Opportunity came directly to such Calamos Person.

      Under our amended and restated certificate of incorporation, a director or officer of the CAM Group (other than a Calamos Person) who acts in accordance with the foregoing policy (1) will be deemed fully to have satisfied his or her fiduciary duties, including the duty of loyalty, to the CAM Group and its stockholders with respect to such Corporate Opportunity and not to have derived an improper benefit; (2) will not be liable to the CAM Group or its stockholders for any breach of fiduciary duty by reason of the fact that a Calamos Person pursues or acquires such Corporate Opportunity or directs such Corporate Opportunity to another person or does not communicate information regarding such Corporate Opportunity to the CAM Group; and (3) will be deemed to have acted in good faith and in a manner he or she reasonably believes to be in the best interests of the CAM Group.

      Any Corporate Opportunity that belongs to a Calamos Person or to the CAM Group pursuant to the foregoing policy will not be pursued by the other (or directed by the other to another person) unless and until such Calamos Person or the CAM Group, as the case may be, determines not to pursue the Corporate Opportunity. In the case of the CAM Group, any determination not to pursue a Corporate Opportunity must be approved by a majority of the independent directors on our board of directors or any committee of the board, even if the independent members of our board of directors are less than a quorum. If the party to whom the Corporate Opportunity belongs does not, however, within a reasonable period of time, begin to pursue, or thereafter continue to pursue, such Corporate Opportunity diligently and in good faith, the other party may pursue such Corporate Opportunity (or direct it to another person).

      Notwithstanding anything to the contrary, the foregoing provisions will expire on the date that all Calamos Persons cease to own beneficially common stock representing, in the aggregate, at least 30% of the total voting power of our outstanding voting stock.

      Conflict of Interests Policy

      Our amended and restated certificate of incorporation will provide that no contract, agreement, arrangement or transaction, or any amendment, modification or termination of any such contract, agreement, arrangement or transaction, or any waiver of any right thereunder, entered into, made effected or given after the date on which this offering is consummated (each, a "Transaction") between the CAM Group and (i) a Calamos Person, (ii) any entity in which a director of the CAM Group has a financial interest (a "Related Entity"), or (iii) one or more of the directors or officers of the CAM Group or any Related Entity; will be voidable solely because any of the persons listed in (i) through (iii) above are parties thereto, if the standard specified below is satisfied. Further, no Transaction will be voidable solely because any such directors or officers are present at or participate in the meeting of our board of directors or committee of the board that authorizes the Transaction or because their votes are counted for such purpose, if the standard specified is satisfied. That standard will be satisfied, and such Calamos Person, the Related Entity, and the directors and officers of the CAM Group or the Related Entity (as applicable) will be deemed to have acted reasonably and in good faith (to the extent such standard is applicable to such person's conduct) and fully to have satisfied any fiduciary duties, including the duty of loyalty, they may have to the CAM Group and its stockholders with respect to such Transaction if any of the following three requirements are met:

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            (i) the material facts as to the relationship or interest and as to the Transaction are disclosed or known to our board of directors or the committee of the board that authorizes the Transaction, and our board of directors or such committee in good faith approves the Transaction by the affirmative vote of a majority of the independent members of our board or on such committee, even if the independent directors are less than a quorum;

            (ii) the material facts as to the relationship or interest and as to the Transaction are disclosed or known to the holders of voting stock entitled to vote thereon, and the Transaction is specifically approved by the vote of the holders of a majority of the voting power of the then outstanding voting stock not owned by such Calamos Person or such Related Entity, voting together as a single class; or

            (iii) the Transaction is effected pursuant to guidelines that are in good faith approved by a majority of the independent members of our board of directors or of the applicable committee of the board or by vote of the holders of a majority of the voting power of the then outstanding voting stock not owned by such Calamos Person or such Related Entity, voting together as a single class.

      Our amended and restated certificate of incorporation will also provide that any such Transaction authorized, approved, or effected, and each of such guidelines so authorized or approved, as described in (1), (2) or (3) above, will be deemed to be entirely fair to the CAM Group and its stockholders, except that, if such authorization or approval is not obtained, or such Transaction is not so effected, no presumption will arise that such Transaction or guideline is not fair to the CAM Group and its stockholders.

      For a description of the requirements for amending our amended and restated certificate of incorporation, see "Description of Capital Stock -- Amendments."

   BYLAWS

      Our amended and restated bylaws will provide for the committees of our board of directors described above under " -- Board of Directors -- Committees of the Board." Our amended and restated bylaws will also provide for meetings of our board and meetings of our stockholders. For a description of the provisions governing such meetings, see "Description of Capital Stock -- Board Meetings" and "Description of Capital Stock -- Stockholder Meetings."

      Our amended and restated bylaws will provide that the business of our company will be managed under the direction of our board of directors and that our board may, subject to specifically provided approval procedures and except as otherwise required by law, exercise all such powers and do all such acts and things as may be exercised or done by us. Without limiting the general powers of the board, our amended and restated bylaws will provide that we may not, and we may not permit any subsidiary of ours to, and no officer, employee or agent of ours may, take any of the following actions without the prior approval of our board of directors:

      - any merger, consolidation, dissolution or liquidation of our company, Calamos Holdings LLC or any other subsidiary of ours or any transaction having the same effect,

      - except pursuant to the conversion or exchange rights set forth in our amended and restated certificate of incorporation, the limited liability company agreement of Calamos Holdings LLC, as amended or similar constitutive documents of any other subsidiary and issuances pursuant to the Calamos Asset Management, Inc. Incentive Compensation Plan, (1) the authorization of any equity security of ours or any membership unit or other equity interest in any subsidiary of ours (including, without limitation, in each case, any security convertible or exchangeable for such an equity security or interest), (2) the issuance, cancellation, alteration, modification, redemption or any change in, of, or to, any equity security of ours (other than any Class B common stock) or any membership unit or other equity interest in any subsidiary of ours (including, without limitation, in each case, any security convertible or exchangeable for such an equity security or interest), or (3) the authorization, issuance, cancellation, alteration, modification, redemption or any change in, of, or to, any right, option, put, call or warrant with respect to the equity securities or other equity interest referred to in clause (2),

      - the transfer or other disposition of, or placing of any encumbrance on, any material asset of ours, Calamos Holdings LLC or any other subsidiary of ours, except for certain permitted encumbrances,

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      -     the acquisition of any interest in, or the making of any loan or extension of credit to, another person by us, Calamos Holdings LLC or any other subsidiary of ours for or in an amount in excess of $10,000,000; any capital expenditure (or series of related capital expenditures) by us, Calamos Holdings LLC or any other subsidiary of ours in excess of $10,000,000; or any debt, loan or borrowing of ours, Calamos Holdings LLC or any other subsidiary of ours exceeding $10,000,000 outstanding in the aggregate at any time, or any revolving credit facility of ours, Calamos Holdings LLC or any other subsidiary of ours permitting aggregate borrowings at any one time outstanding to exceed $10,000,000,

      - adoption and approval of any business plan for our company, Calamos Holdings LLC or any other subsidiary of ours, and

      - adoption of any incentive or other employee benefit plan by our company, Calamos Holdings LLC or any other subsidiary of ours.

      Additionally, the following actions will require the approval of the Class B directors:

      - any merger, consolidation, dissolution or liquidation of our company, Calamos Holdings LLC or any other subsidiary of ours or any transaction having the same effect, and

      - except pursuant to the conversion or exchange rights set forth in our amended and restated certificate of incorporation, the limited liability company agreement of Calamos Holdings LLC, as amended or similar constitutive documents of any other subsidiary and issuances pursuant to the Calamos Asset Management, Inc. Incentive Compensation Plan, (1) the authorization of any equity security of ours or any membership unit or other equity interest in any subsidiary of ours (including, without limitation, in each case, any security convertible or exchangeable for such an equity security or interest), (2) the issuance, cancellation, alteration, modification, redemption or any change in, of, or to, any equity security of ours (other than any Class B common stock) or any membership unit or other equity interest in any subsidiary of ours (including, without limitation, in each case, any security convertible or exchangeable for such an equity security or interest), or (3) the authorization, issuance, cancellation, alteration, modification, redemption or any change in, of, or to, any right, option, put, call or warrant with respect to the equity securities or other equity interest referred to in clause (2).

      The amended and restated bylaws will further provide that the following actions will require the approval of the Class B directors and a majority of the independent members of our board of directors:

      - any amendment, change or other modification or restatement of our certificate of incorporation or bylaws, the limited liability company agreement of Calamos Holdings LLC or any similar constitutive document of any other subsidiary of ours (other than any amendment to effect a merger or consolidation or any transaction having the same effect), and

      - the conduct by us, Calamos Holdings LLC or any other subsidiary of ours of any business other than the investment advisory or investment management business and any ancillary or related businesses, or the establishment of a new entity to conduct any such business, and

      - the authorization, issuance, cancellation, alteration, modification, redemption or any change in, of, or to, any Class B common stock or any right, option, put, call or warrant with respect to any Class B common stock.

      Our officers will be appointed by the board of directors, except for our chairman and chief executive officer who will be appointed by the Class B directors, subject to the approval of a majority of the other members of the board of directors; provided, however, that our chairman and chief executive officer may be removed by a majority of the members of our board of directors.

      For a description of the requirements for amending our amended and restated bylaws, see "Description of Capital Stock -- Amendments."

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                          DESCRIPTION OF CAPITAL STOCK

      The following description of our capital stock and provisions of our amended and restated certificate of incorporation, and the amended and restated bylaws, each of which will be in effect prior to the date of this prospectus, are summaries and are qualified by reference to the amended and restated certificate of incorporation and the amended and restated bylaws, copies of which have been filed with the Commission as exhibits to our registration statement, of which this prospectus forms a part.

      Our current authorized capital stock consists of 1,000 shares of common stock, par value $0.01 per share. As of the consummation of this offering, our authorized capital stock will consist of 600,000,000 shares of Class A common stock, par value $0.01 per share, and 1,000 shares of Class B common stock, par value $0.01 per share.

COMMON STOCK

      As of the consummation of this offering, there will be 20,000,000 shares of Class A common stock issued and outstanding, and 100 shares of Class B common stock issued and outstanding and beneficially held of record by Calamos Family Partners, Inc.

   CLASS A COMMON STOCK

      Voting Rights

      The holders of Class A common stock will be entitled to one vote per share. Holders of shares of Class A common stock will not be entitled to cumulate their votes in the election of directors. Generally, all matters to be voted on by stockholders must be approved by a majority (or, in the case of election of directors, by a plurality) of the votes entitled to be cast by all shares of Class A common stock and Class B common stock present in person or represented by proxy, voting together as a single class. Except as otherwise provided by law, amendments to the amended and restated certificate of incorporation must be approved by a majority of the combined voting power of all shares of Class A common stock and Class B common stock, voting together as a single class. However, amendments to the amended and restated certificate of incorporation that would alter or change the powers, preferences or special rights of the Class A common stock so as to affect them adversely also must be approved by a majority of the votes entitled to be cast by the holders of the shares affected by the amendment, voting as a separate class. Notwithstanding the foregoing, any amendment to our amended and restated certificate of incorporation to increase or decrease the authorized shares of any class shall be approved upon the affirmative vote of the holders of a majority of the common stock, voting together as a single class.

      Dividend Rights

      Holders of Class A common stock will share ratably (based on the number of shares of common stock held) in any dividend declared by the Board of Directors. Dividends consisting of shares of Class A common stock may be paid only as follows: (i) shares of Class A common stock may be paid only to holders of shares of Class A common stock; and (ii) shares shall be paid proportionally with respect to each outstanding share of Class A common stock. We may not subdivide or combine shares of either class of Common Stock without at the same time proportionally subdividing or combining shares of the other class. Dividends payable to holders of Class B common stock can only be paid if dividends in the same amount per share are simultaneously paid to holders of Class A common stock.

      Liquidation Rights

      On our liquidation, dissolution or winding up, all holders of Class A common stock, will be entitled to share ratably in any assets available for distribution to holders of shares of common stock.

      Other Matters

      In the event of our merger or consolidation with or into another company in connection with which shares of common stock are converted into or exchangeable for shares of stock, other securities or property (including cash), all holders of common stock, regardless of class, will be entitled to receive the same kind and amount of shares of stock and other securities and property (including cash), provided that if shares of common stock are exchanged for shares of capital stock, such shares exchanged for or changed into may differ to the extent that the Class A common stock and the Class B common stock differ.

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      No shares of any class of common stock will be subject to redemption or have preemptive rights to purchase additional shares of common stock. Upon consummation of this offering, all the outstanding shares of Class A common stock will be legally issued, fully paid and non-assessable.

   CLASS B COMMON STOCK

      Voting Rights

      The holders of Class B common stock will be entitled to a number of votes per share equal to:

      (1) ten, multiplied by the sum of (a) the aggregate number of shares of Class B common stock owned by such holder and (b) the aggregate number of membership units owned by such holder, divided by

      (2) the number of shares of Class B common stock owned by such holder.

      Holders of shares of Class B common stock will not be entitled to cumulate their votes in the election of directors. Generally, all matters to be voted on by stockholders must be approved by a majority (or, in the case of election of directors, by a plurality) of the votes entitled to be cast by all shares of Class B common stock and Class A common stock present in person or represented by proxy, voting together as a single class. Except as otherwise provided by law, amendments to the amended and restated certificate of incorporation must be approved by a majority of the combined voting power of all shares of Class B common stock and Class A common stock, voting together as a single class. However, amendments to the amended and restated certificate of incorporation that would alter or change the powers, preferences or special rights of the Class B common stock so as to affect them adversely also must be approved by a majority of the votes entitled to be cast by the holders of the shares affected by the amendment, voting as a separate class. Notwithstanding the foregoing, any amendment to our amended and restated certificate of incorporation to increase or decrease the authorized shares of any class shall be approved upon the affirmative vote of the holders of a majority of the Common Stock, voting together as a single class.

      Conversion

      Each share of our Class B common stock will be convertible at the option of the holder into one share of our Class A common stock. Any shares of Class B common stock transferred to a person other than a member of the Calamos family or any entity controlled by one or more members of the Calamos family shall automatically convert to shares of our Class A common stock upon such disposition. If the number of outstanding shares of our Class B common stock plus the number of membership units in Calamos Holdings LLC and shares of Class A common stock owned by the holders of the Class B common stock falls below 15% of the total number of outstanding membership units in Calamos Holdings LLC, then all outstanding shares of our Class B common stock shall automatically convert into our Class A common stock.

      Dividend Rights

      Holders of Class B common stock will share ratably (based on the number of shares of common stock held) in any dividend declared by the board of directors. Dividends consisting of shares of Class B common stock may be paid only as follows: (i) shares of Class B common stock may be paid only to holders of shares of Class B common stock; and (ii) shares shall be paid proportionally with respect to each outstanding share of Class B common stock. We may not subdivide or combine shares of either class of Common Stock without at the same time proportionally subdividing or combining shares of the other class. Dividends payable to holders of Class B common stock can only be paid if dividends in the same amount per share are simultaneously paid to holders of Class A common stock.

      Liquidation Rights

      On our liquidation, dissolution or winding up, all holders of Class B common stock, will be entitled to share ratably in any assets available for distribution to holders of shares of common stock.

      Other Matters

      In the event of our merger or consolidation with or into another company in connection with which shares of common stock are converted into or exchangeable for shares of stock, other securities or property (including cash), all holders of common stock, regardless of class, will be entitled to receive the same kind and amount of shares of

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stock and other securities and property (including cash), provided that, if shares of common stock are exchanged for shares of capital stock, such shares exchanged for or changed into may differ to the extent that the Class A common stock and the Class B common stock differ.

      No shares of any class of common stock will be subject to redemption or will have preemptive rights to purchase additional shares of common stock. Upon consummation of this offering, all the outstanding shares of Class B common stock will be legally issued, fully paid and nonassessable.

ANTI-TAKEOVER EFFECTS OF THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION AND AMENDED AND RESTATED BYLAWS

      Provisions of the amended and restated certificate of incorporation and amended and restated bylaws, which provisions will be in effect prior to the consummation of this offering and are summarized in the following paragraphs, may be deemed to have an anti-takeover effect and may delay, defer or prevent a tender offer or takeover attempt that a stockholder might consider in its best interest, including those attempts that might result in a premium over the market price for the shares held by stockholders. The relevant portions of the amended and restated certificate of incorporation and amended and restated bylaws will be designed to discourage certain types of transactions that may involve an actual or threatened change of control of our company. These provisions are meant to encourage persons interested in acquiring control of our company to first consult with the board of directors to negotiate terms of a potential business combination or offer. Further, these provisions will protect against an unsolicited proposal for our takeover that may affect the long-term value of our stock or that may be otherwise unfair to our stockholders.

SECTION 203 OF THE DELAWARE GENERAL CORPORATION LAW

      We will not be subject to Section 203 of the Delaware General Corporation Law, an anti-takeover law. In general, Section 203 prohibits a publicly-held Delaware corporation from engaging in a "business combination" with an "interested stockholder" for a period of three years following the date the person became an interested stockholder, unless (with certain exceptions) the "business combination" or the transaction in which the person became an interested stockholder is approved in a prescribed manner. Generally, a "business combination" includes a merger, asset or stock sale, or other transaction resulting in a financial benefit to the interested stockholder. Generally, an "interested stockholder" is a person who, together with affiliates and associates, owns (or within three years prior to the determination of interested stockholder status, did own) 15% or more of a corporation's voting stock. We have elected not to be bound by Section 203.

DIRECTOR'S EXCULPATION AND INDEMNIFICATION

      We will include in our amended and restated certificate of incorporation provisions to indemnify our directors and officers to the fullest extent permitted by Delaware law. The amended and restated certificate of incorporation will also include provisions to eliminate the personal liability of our directors and officers to us and our stockholders to the fullest extent permitted by Delaware law. Under current law, such exculpation would extend to an officer's or director's breaches of fiduciary duty, except for (i) breaches of such person's duty of loyalty, (ii) those instances where such person is found not to have acted in good faith, (iii) those instances where such person received an improper personal benefit as the result of such breach and (iv) acts in violation of Section 174 of the Delaware General Corporation Law. Our amended and restated bylaws will provide that we will indemnify our directors, officers and employees against judgments, fines, amounts paid in settlement and reasonable expenses. Insofar as the indemnification for liabilities resulting under the Securities Act may be permitted to our directors or officers, we have been informed that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is unenforceable.

BOARD OF DIRECTORS

      Our board of directors will consist of five directors, three of whom will be independent directors. Any vacancy on our board of directors resulting from death, resignation, disqualification, removal or other causes with respect to any director (other than a Class B director), and any newly created directorships resulting from any increase in the number of directors (other than Class B directors), may be filled only by the affirmative vote of a majority of the remaining directors, subject to the approval of the Class B directors. Any vacancy on our board of directors resulting from the death, resignation, disqualification, removal or other causes with respect to a Class B director may be filled only by the affirmative vote of the remaining Class B directors then in office or by the sole remaining Class B

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director. In the absence of a sole remaining Class B director, such vacancies shall be filled by a majority vote of the holders of the Class B common stock, voting separately as a class. The limitation on filling of vacancies could make it more difficult for a third party to acquire, or discourage a third party from attempting to acquire, control of our company.

   BOARD MEETINGS

      Our amended and restated bylaws will provide that special meetings of the board of directors may be called by the chairman of our board of directors or by a majority of the then authorized number of directors in office.

STOCKHOLDER MEETINGS

   SPECIAL MEETINGS OF STOCKHOLDERS

      The amended and restated bylaws will provide that special meetings of the stockholders may only be called by the chairman of our board of directors, by a committee that is duly designated by the board or by resolution adopted by the affirmative vote of the majority of the board of directors.

   REQUIREMENTS FOR ADVANCE NOTIFICATION OF STOCKHOLDER NOMINATIONS AND
   PROPOSALS

      The amended and restated bylaws will provide that stockholders seeking to bring business before an annual meeting of stockholders, or to nominate candidates for election as directors at an annual meeting of stockholders, must provide timely notice of such proposed business in writing. To be timely, a stockholder's notice must be delivered to or mailed and received at our principal executive offices, not less than 60 days nor more than 90 days prior to the annual meeting. The amended and restated bylaws will also specify certain requirements as to the form and content of a stockholder's notice. These provisions may preclude stockholders from bringing matters before an annual meeting of stockholders or from making nominations for directors at an annual meeting of stockholders.

   STOCKHOLDER ACTION BY WRITTEN CONSENT

      For so long as shares of our Class B common stock are issued and outstanding, any action required to be taken at any annual or special meeting of the stockholders, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing (or deemed to be in writing under applicable law), setting forth the action so taken, is signed by stockholders (or deemed to be signed by stockholders under applicable law) representing not less than the minimum number of votes that would be necessary to authorize or take such actions at a meeting at which all shares entitled to vote thereon were present and voted and is delivered and dated as required by law.

   CUMULATIVE VOTING

      Our amended and restated certificate of incorporation will provide that our stockholders will have no cumulative voting rights.

AUTHORIZED BUT UNISSUED SHARES

      The authorized but unissued shares of our common stock will be available for future issuance without stockholder approval. These additional shares may be utilized for a variety of corporate purposes, including future public offerings to raise additional capital, corporate acquisitions and employee benefit plans. The existence of authorized but unissued shares of common stock could render more difficult or discourage an attempt to obtain control over us by means of a proxy contest, tender offer, merger or otherwise.

AMENDMENTS

      The Delaware General Corporation Law provides generally that the affirmative vote of a majority of the shares entitled to vote on any matter is required to amend a corporation's certificate of incorporation or by-laws, unless a corporation's certificate of incorporation or by-laws, as the case may be, requires a greater percentage. The affirmative vote of the holders of at least a majority of the issued and outstanding common stock and any preferred stock, voting as one class, is required to amend or repeal the amended and restated certificate of incorporation, provided that if any amendment to our amended certificate of incorporation would alter the rights of a particular class of stock so as to affect them adversely, the amendment must also be approved by a majority of the votes entitled to be cast by the holders of the shares affected by the amendment, voting as a separate class. Subject to the amended and restated bylaws, the board of directors may from time to time make, amend, supplement or repeal the amended and restated bylaws by vote of a majority of the board of directors; provided, however, that the stockholders may change or amend or repeal any provision of the amended and restated bylaws by the affirmative vote of the holders of a majority of the common stock and any preferred stock, voting as one class.

MEMBERSHIP UNITS

      Immediately following this offering, there will be 100,000,000 membership units issued and outstanding, 20,000,000 of which will be beneficially owned by us, and 80,000,000 of which will be beneficially owned by Calamos Family Partners, Inc. and John P. Calamos in the aggregate. The number of outstanding membership units owned by us will at all times equal the number of shares of outstanding Class A common stock. The net cash proceeds received by us from any issuance of shares of common stock, including with regard to the exercise of options granted under the incentive compensation plan, shall be concurrently transferred to Calamos Holdings LLC in exchange for membership units equal in number to such number of shares of common stock issued by us.

      The membership units will have no voting rights associated with them. Pursuant to the terms of the amended and restated certificate of incorporation, each membership unit not owned by us is exchangeable for one share of Class A common stock at any time at the holder's option.

REGISTRATION RIGHTS

      In connection with this offering, we will enter into an agreement with Calamos Family Partners, Inc. and John P. Calamos that will grant registration rights with respect to shares of Class A common stock, which we refer to as registrable securities, issuable to Calamos Family Partners, Inc. upon conversion of shares of Class B common stock or in exchange for membership units in Calamos Holdings LLC. See "Certain Relationships and Related Party Transactions -- Registration Rights Agreement."

NASDAQ NATIONAL MARKET TRADING

      Our Class A common stock has been approved for quotation on the Nasdaq National Market under the symbol CLMS.

TRANSFER AGENT AND REGISTRAR

      The transfer agent and registrar for the Class A common stock is The Bank of New York.